UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 30, 2003

INTERGRAPH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (256) 730-2000

               N/A
(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               The following exhibit is furnished pursuant to Item 12:

                                    99.1     Press Release dated October 30, 2003.

Item 12. Results of Operations & Financial Condition.

               On October 30, 2003, Intergraph Corporation issued a press release announcing its third quarter 2003 earnings results.  A copy of the press release is furnished herewith as Exhibit 99.1

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    INTERGRAPH CORPORATION

                                                                                    By: /s/ Larry J. Laster

                                                                                    Name:  Larry J. Laster
                                                                                    Title:    Executive Vice President
                                                                                                and Chief Financial Officer

Date:    October 30, 2003

EXHIBITS

99.1        Press Release dated October 30, 2003